September 30, 2022

Volumetric Fund, Inc.

  A Conservative Equity Growth Fund

Third Quarter

Report 2022

To Our Shareholders:

The US equity markets and Volumetric Fund (the “Fund”) had declined during the 3rd Quarter and for the nine months ended September 30, 2022. The Fund’s NAV as of September 30, 2022, was $20.60, a decline of 3.38% for the 3rd Quarter and a decline of 18.99% for 2022. In comparison, the S&P500 Index declined 4.88% for the 3rd Quarter and 23.87% for 2022.

During the 3rd Quarter, the Fund’s cash / cash equivalent position was increased to 31.0% of the portfolio and the equity position was decreased to 69.0%, in response to market conditions. For more details, please see the “Statement of Net Assets” presented within this report.

The Volumetric Index, which indicates the value of a $10,000 hypothetical investment in the Fund on January 1, 1979, with all distributions reinvested, stood at $387,079, as of September 30, 2022 (see the “Volumetric Index Table” section). This is equivalent to an 8.72% compounded annual growth rate since the Fund’s first full year of operation in 1979.

PORTFOLIO REVIEW (unaudited)

The Fund’s portfolio held 47 securities, not including the money market assets, as of the end of the 3rd Quarter. The average security was up 40.2%, with 33 gainers and 14 losers. As of September 30, our best percentage gainer was Microsoft Corp., which engages in the development and support of software, services, devices, and solutions, and has more than tripled, with a 305.5% unrealized gain. Our worst percentage performer was Newell Brands, Inc., which manufactures household and personal products, with a 40.2% unrealized loss.

During the third quarter we purchased 14 stocks and sold 19 stocks, as indicated below. Also, the Fund’s position in Morgan Stanley was trimmed by approximately 39% during the quarter.

Purchases: Archer Daniels Midland, Ciena Corporation, Copart Inc, Costco Wholesale Corp, Dover Corp, Ecolab Inc, Global Payments Inc, Intuit Inc, Nasdaq Inc, Owens Corning, Parker Hannifin Corp, Regeneron Pharmaceuticals Inc, ResMed Inc, and Toro Co.

Sales: Advanced Micro Devices Inc, American Electric Power Company Inc, Ciena Corporation, Copart Inc, Corning Inc, Dover Corp, FedEx Corp, Global Payments Inc, Honeywell International Inc, JPMorgan Chase & Co, Loews Corp, Morgan Stanley, Nike Inc, Owens Corning, Parker Hannifin Corp, Polaris Industries Inc, Quest Diagnostics Inc, Western Digital Technologies Inc, and WW Grainger Inc.

Our most profitable sale of a stock, on a percentage basis, during the quarter, was a partial sale of Morgan Stanley with an 86.19% gain. Conversely, our worst performing stock sold was Advanced Micro Devices Inc., with a 46.56% realized loss.

TOP STOCK GAINS (unaudited)

As of September 30, 2022, our top ten unrealized stock percentage gains are listed below. See the “Statement of Net Assets” section for details of the entire portfolio.

Stock Name	Unrealized % Gain	% of Fund’s Net Assets
Microsoft Corp	305.5	0.9
Apple Inc	217.9	1.7
Waste Connections Inc	208.8	2.5
CF Industries Holdings Inc	186.7	2.2
Amazon.com Inc	135.7	1.6
Carlisle Companies Inc	127.8	2.6
Bunge Ltd	110.5	2.2
Applied Materials Inc	109.1	0.7
Raymond James Financial	81.9	2.0
Morgan Stanley	80.5	1.3

VOLUMETRIC INDEX TABLE (unaudited)

The following table shows the change in value at period end, of a $10,000 investment in Volumetric Fund since its inception, January 1, 1979, as measured by the Volumetric Index.

Period Ending 12/31	Volumetric Index* $	Period Ending 12/31	Volumetric Index* $
9/30/2022	387,079	1999	141,866
2021	477,835	1998	134,918
2020	405,706	1997	121,987
2019	368,644	1996	103,189
2018	306,865	1995	89,336
2017	341,967	1994	76,104
2016	291,028	1993	77,839
2015	261,446	1992	76,311
2014	274,379	1991	68,902
2013	256,464	1990	50,963
2012	202,839	1989	53,743
2011	191,527	1988	46,349
2010	190,622	1987	38,637
2009	164,687	1986	39,225
2008	135,349	1985	36,524
2007	193,239	1984	27,696
2006	187,400	1983	25,963
2005	176,228	1982	21,876
2004	172,799	1981	18,712
2003	152,246	1980	15,991
2002	116,682	1979	11,630
2001	133,167	1978	10,000
2000	139,355

*The Volumetric Index indicates a $10,000 investment at inception. The Fund’s total return after expenses were deducted and dividend distributions were reinvested. The table does not reflect the deduction of taxes that a shareholder would pay on distributions.

PROXY VOTING INFORMATION

The Fund votes on shareholder proposals for stocks held in the portfolio. These proposals and the Fund’s voting record are publicly available free of charge. This may be obtained either by calling the Fund’s toll-free number, 800-541-3863, or by visiting the SEC’s website at www.sec.gov.

ONLINE ACCOUNT ACCESS

View transactions and account value, update account information, make additional investments electronically, sign up for electronic statement and more! To create a user login and password go to www.volumetric.com  and select the “Sign In” button.

OTHER NEWS

“No Fee” Roth and Traditional IRAs are available at Volumetric Fund. You may be eligible to contribute $6,000 to your IRA or $7,000, if you are age 50 or older. Please check with your tax professional before contributing. Also, you may be interested in rolling over your 401(K) or transferring other retirement accounts into Volumetric Fund.

Volumetric Fund will declare its annual dividend and capital gain distribution in December. The date of record is scheduled for December 27, 2022, with the ex-dividend/reinvestment date of December 28, 2022, and a payment date of December 29, 2022.

Your third quarter account statement was mailed to you earlier this month, unless you elected for electronic delivery. If you have any questions about your account or the Fund, please contact us at: 800-541-FUND or info@volumetric.com. You may also visit our website: www.volumetric.com.

Volumetric Fund, Inc.

87 Violet Drive

Pearl River, New York 10965

845-623-7637

800-541-FUND

Ticker: VOLMX

www.volumetric.com

info@volumetric.com

Investment Adviser

Volumetric Advisers, Inc.

Pearl River, New York 10965

Custodian

US Bank, N.A.

Milwaukee, Wisconsin 53212

Independent Registered Public

Accounting Firm

BBD, LLP

Philadelphia, Pennsylvania 19103

Transfer Agent and Fund Accountant

Ultimus Fund Solutions, LLC

Cincinnati, Ohio 45246

Distributor

Ultimus Fund Distributors, LLC

Cincinnati, Ohio 45246

Board of Directors

Jeffrey M. Gibs

Josef Haupl

Alexandre M. Olbrecht, PhD

Cornelius O’Sullivan

Stephen J. Samitt

Allan A. Samuels

Raymond W. Sheridan

Stacey S. Yanosy

Irene J. Zawitkowski, Chair

Officers

Jeffrey M. Gibs

   Chief Executive Officer, President,

   Portfolio Manager, CCO

Irene J. Zawitkowski

   Chair, Portfolio Manager

Vincent Arscott

   Vice President

The following is the valuation policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 applicable to investment companies.

a)Valuation of Securities: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the closing price on the day of valuation. If a market quote is not available, the Fund will value the security at fair market value as determined in good faith by Volumetric Advisers, Inc., as directed by the Board of Directors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires certain disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•Level 1 – quoted prices in active markets for identical securities

•Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily indications of the risk associated with investing in those securities.

As of September 30, 2022, all the securities held by the Fund were valued using Level 1 inputs. See the Fund’s Statement of Net Assets for a listing of securities valued using Level 1 inputs by security type and industry type, as required by GAAP.

The following table is a summary of the inputs used to value the Fund's securities by level within the fair value hierarchy as of September 30, 2022:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$ 24,251,178	$0	$0	$ 24,251,178
Short Term Investments	$ 10,674,342	$0	$0	$ 10,674,342
Total	$ 34,925,520	$0	$0	$ 34,925,520

(1)Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

During the period ended September 30, the fund did not hold any Level 2 or Level 3 securities, nor were there any transfers into or out of Level 2 or Level 3.